UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

SenesTech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

23640 N. 19th Avenue, Suite 110
Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(928) 779-4143

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SNES	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2022, in connection with Joel L. Fruendt’s previously announced appointment as our Chief Executive Officer, we made an inducement grant to Mr. Fruendt outside of our 2018 Equity Incentive Plan, which consisted of (i) 18,799 restricted stock units (“RSUs”) of our common stock and (ii) time-based stock options (“Options”) to purchase 71,500 shares of our common stock. The RSUs will vest quarterly over a 12-month period, with one quarter of the RSUs vesting each quarter. The Options will vest monthly over a three-year period and have a five-year term. The Options will have an exercise price of $2.66 per share, equal to the per share closing price of our common stock as reported by Nasdaq on December 14, 2022. The grants were approved by the Compensation Committee of our Board of Directors as inducements material to Mr. Fruendt entering into employment with our company in accordance with Nasdaq Listing Rule 5635(c)(4).

Item 8.01. Other Events.

On December 14, 2022, we also made inducement grants outside of our 2018 Equity Incentive Plan to two other newly hired employees, which consisted of Options to purchase an aggregate of 27,500 shares of our common stock. The Options will vest monthly over a three-year period and have a five-year term. The Options will have an exercise price of $2.66 per share, equal to the per share closing price of our common stock as reported by Nasdaq on December 14, 2022. The grants were approved by the Compensation Committee of our Board of Directors as inducements material to the two newly hired employees entering into employment with our company in accordance with Nasdaq Listing Rule 5635(c)(4).

On December 20, 2022, we issued a press release regarding the foregoing inducement grants. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibits
99.1	Press Release dated December 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENESTECH, INC.

Date: December 20, 2022	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer

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